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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 1997



                             Cardiac Science, Inc.
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            (Exact name of registrant as specified in its charter)




                                   Delaware
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                (State or other jurisdiction of incorporation)




      0-19567                                 33-0465681
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(Commission File Number)         (IRS Employer Identification No.)




1176 Main Street, Building "C", Irvine,  California      92614
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(Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code:        (714) 587-0357
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                                      N/A
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         (Former name or former address, if changed since last report)

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Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (i) Coopers & Lybrand L.L.P., ("Coopers") has been appointed as the Registrant's certified public accountants replacing, Ernst & Young L.L.P., ("Ernst") who has been dismissed, effective November 13, 1997;

     (ii) The Ernst reports on the financial statements of the Company for the years ended December 31, 1996 and 1995 do not contain an adverse opinion or a disclaimer of opinion, nor was either report qualified or modified as to uncertainty, audit scope, or accounting principles except that the report contained a going concern qualification.

     (iii) The Company's decision to change its accountants was approved by its Board of Directors on November 13, 1997

     (iv) During the period covered by the financial statements through November 13, 1997, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

          16.1 Letter from Ernst & Young L.L.P., former principal accountants for the Registrant.




                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Cardiac Science Inc.
                              (Registrant)


Dated: November 13, 1997      By: /s/ Brett L. Scott
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                                  Brett L. Scott
                                  Chief Financial Officer